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                                                                      Exhibit 10


                                 AMENDMENT NO. 2
                                       TO
                               HARRIS CORPORATION
                      1997 DIRECTORS' DEFERRED COMPENATION
                        AND ANNUAL STOCK UNIT AWARD PLAN




         WHEREAS, Harris Corporation, a Delaware corporation (the "Company"), has heretofore adopted and maintains the Harris Corporation 1997 Directors' Deferred Compensation and Annual Stock Unit Award Plan (as previously amended, the "Plan") to provide certain benefits to the members of the Company's Board of Directors who are not employees of the Company (capitalized terms not defined in this amendment having the meanings ascribed to them in the Plan); and

         WHEREAS, the Company desires to amend the Plan to (a) modify the day on which a Director's Harris Stock Equivalents Sub-account shall be credited with cash dividends payable on the number of Units in such Sub-account from the dividend payment date to the ex-dividend date, and (b) to update Exhibit A to include the investment funds now available under the Company's Retirement Plan.

         NOW THEREFORE, pursuant to the power of amendment contained in Section 12 of the Plan, the Plan is hereby amended, effective as of December 31, 2001, as follows:

         1. Section 4(b)(iii) of the Plan is amended by deleting the phrase "dividend payment date" in the first sentence of such Section and replacing it with the phrase "on the date on which dividend payments are credited under the Retirement Plan (which may be the ex-dividend date)."

         2. Exhibit A is hereby amended and restated as set forth in the attachment to this Amendment.

         APPROVED AND AUTHORIZED BY THE BOARD OF DIRECTORS this 7th day of December, 2001.

                                           HARRIS CORPORATION


                                           /s/  Phillip W. Farmer
                                           -------------------------------------
                                           Phillip W. Farmer
                                           Chairman of the Board,
                                           President and Chief Executive Officer
ATTEST:


/s/  Richard L. Ballantyne
--------------------------
Corporate Secretary